TENTH PROMISSORY NOTE EXTENSION- JMA   X

Initial Note:
$25,000 (Twenty Five Thousand Dollars)	Dated: July 10, 2007
Principal Amount	State of Nevada
Funding Date- On or before July 11, 2007
Due Date of Note October 11, 2007
FOR VALUE RECEIVED, Twenty Five Thousand Dollars ($25,000), the undersigned, Indigo-Energy, Inc., a Nevada Corporation, located at 701 N. Green Valley Parkway, Suite 200, Henderson, NV 89074 (Borrowers) hereby promises to pay to the order of Publishers Development Services, Inc., a business, located at 101 South Main Street, Fon du Lac, WI, 54935 (920-922-4864) (Maker) the sum of $25,000 (Twenty Five Thousand Dollars).  Said sum shall be paid in the manner following:
This Promissory Note shall bear Interest at ten percent (10%) per annum from the Funding Date to the Due Date.
At the Due Date Borrower will repay the Note in the following manner:
Borrower will repay the Principal Amount along with accrued Interest within 10 days of the Due Date via check to the Makers address above.

First Promissory Note Extension- Through January 11, 2008	Second Promissory Note Extension- Through February 29, 2008

Third Promissory Note Extension- Through June 30, 2008	Fourth Promissory Note Extension Through July 31, 2008

Fifth Promissory note Extension Through September 30, 2008	Sixth Promissory Note Extension Through 12-31-2008

Seventh Promissory Note Extension Through March 31, 2009	Eighth Promissory Note Extension Through June 30, 2009

Ninth Promissory Note Extension Through September 30, 2009

Tenth Promissory Note Extension

The Maker hereby agrees to further extend the Due Date of the Initial Note to March 31, 2010 for an additional consideration of three hundred thousand (300,000) shares of 144 restricted common stock of the Borrower, said stock to be issued within 30 days of signing of this Promissory Note Extension in the name of Janelle Anderson.

Signed the date recorded below:

/s/ Stanley L. Teeple
Stanley L. Teeple	Date
Indigo-Energy, Inc.

Accepted by Maker:

/s/ Janelle M. Anderson
Janelle M. Anderson, an individual	Date